Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT is dated as of March 31, 2008 (as amended, supplemented and otherwise modified from time to time, the “Agreement”), among FORTIS CAPITAL CORP., a Connecticut corporation, in its capacity as Collateral Agent (together with its successors and assigns in such capacity, the “Agent”) for the Banks hereinafter referred to, and each bank and other financial institution which is now or hereafter a party to this Agreement in its capacity as a Bank and, as applicable, as a Swap Bank (collectively, the “Swap Banks”) and as a Physical Trade Bank (collectively, the “Physical Trade Banks”);

WHEREAS, Atmos Energy Marketing, LLC (the “Borrower”), certain banks and financial institutions (the “Banks”), and the Agent are parties to the Uncommitted Second Amended and Restated Credit Agreement dated as of March 30, 2005 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);

WHEREAS, the Swap Banks may be parties to Swap Contracts with the Borrower;

WHEREAS, the Physical Trade Banks may be parties to Physical Trade Contracts with the Borrower; and

WHEREAS, the Agent and the Banks, the Swap Banks and the Physical Trade Banks desire to enter into this Agreement to provide for the rights of the Agent, the Banks, the Swap Banks and the Physical Trade Banks with respect to Collateral and other matters;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

ARTICLE I

DEFINITIONS

1.01 Certain Defined Terms.

(a) Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

(b) The following terms have the following meanings:

“Adjusted Pro Rata Share” means, as to any Bank, SPT Bank or, in the case of a SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, such Cross-Affiliate Pair, in each case, as of the opening of business on the date of the occurrence of a Sharing Event hereunder, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of (a) the sum of such Bank’s, SPT Bank’s or Cross-Affiliate Pair’s (as the case may be): (i) Effective Amount relating to Obligations arising under the Borrowing Base Line, (ii) Permitted Unilateral Overage Advance Amount, plus (iii) Permitted SPT Bank Close-Out Amounts, divided by (b) the sum of (x) Effective Amounts of all the Banks relating to Obligations arising under the Borrowing Base Line, (y) Permitted Unilateral Overage Advance Amounts of all Banks, plus (y) the Permitted SPT Bank Close-Out Amounts of all Banks, SPT Banks, and Cross-Affiliate Pairs. For the avoidance of doubt, “Adjusted Pro Rata Share” shall be calculated for a SPT Bank or a Cross-Affiliate Pair on a stand alone basis only to the extent that such SPT Bank or both SPT Banks comprising such Cross-Affiliate Pair are not also Banks.

“Excess SPT Bank Close-Out Amounts” means, with respect to any SPT Bank, or in the case of a SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, such Cross-Affiliate Pair, as of any date of determination, the positive difference (if any) of: (a) the SPT Bank Close-Out Amount of such SPT Bank (or Cross-Affiliate Pair, as the case may be) minus (b) the Permitted SPT Bank Close-Out Amount for such SPT Bank (or Cross-Affiliate Pair, as the case may be).

“Excess Unilateral Overage Advance Amounts” means, with respect to any Bank, as of any date of determination, the positive difference (if any) of: (a) the outstanding Unilateral Overage Advances of such Bank as of such date minus (b) the Permitted Unilateral Overage Advance Amounts for such Bank.

“Final Date” shall have the meaning set forth in Section 2.01(f) hereof.

“ISDA Master Agreement” means the standard form of ISDA Master Agreement as in effect on the date hereof and as amended, modified, supplemented or replaced from time to time.

“Payment” means, as to any Bank, Swap Bank or Physical Trade Bank at any time, any payment (whether voluntary, involuntary, through exercise of any right of set-off, through liquidation or collection of any Collateral or otherwise). The term “Payment” shall not include any payment to a Swap Bank or Physical Trade Bank from the proceeds of a Loan made by the Banks or the Administrative Agent for the purpose of paying Obligations under clauses (b) and (c) of such term or providing cash collateral in connection with an increase in a Swap Bank Close-Out Amount or Physical Trade Bank Close-Out Amount pursuant to Section 2.01(c) or any payment to a Swap Bank or Physical Trade Bank from the proceeds of collateral held solely by such Swap Bank or Physical Trade Bank or drawings under letters of credit naming such Swap Bank or Physical Trade Bank as beneficiary or any payment due from a Swap Bank pursuant to a swap settlement that is held by such Swap Bank as cash collateral to cover obligations owing under a Swap Contract to the Swap Bank from the Borrower or any payment due from a Physical Trade Bank pursuant to a physical trade settlement that is held by such Physical Trade Bank as cash collateral to cover obligations owing under a Physical Trade Contract to the Physical Trade Bank from the Borrower; provided that, the Swap Bank Close-Out Amount or Physical Trade Bank Close-Out Amount had netted the Swap Contract or Physical Trade Contract under which such payments held as cash collateral were made; provided further that, in the case of such collateral, such Swap Bank or Physical Trade Bank holds a perfected Lien in such collateral and such collateral is not subject to the Agent’s prior or equal perfected Lien under any Loan Document.

“Permitted SPT Bank Close-Out Amounts” means, with respect to any SPT Bank, or in the case of a SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, such Cross-Affiliate Pair, as of any date of determination, an amount equal to the lesser of (a) the sum (which shall not be less than zero) of (i) the Swap Bank Close-Out Amounts, plus (ii) the Physical Trade Bank Close-Out Amounts, and (b) the Maximum SPT Bank Close-Out Amount set opposite such SPT Bank in the table below; provided, however, that with respect to any SPT Bank, the Swap Bank Close-Out Amount and the Physical Trade Bank Close-Out Amount of such SPT Bank (or such Cross-Affiliate Pair, as the case may be) that may be included in the calculation of the amount determined under clause (a) above shall be limited to the applicable amount set forth opposite such SPT Bank under the heading “Maximum Swap Bank Close-Out Amount” and “Maximum Physical Trade Bank Close-Out Amount;” provided further that with respect to any SPT Bank that together with any other SPT Bank comprises a Cross-Affiliate Pair, the “Permitted SPT Bank Close-Out Amount” shall be determined on a consolidated basis as though the two SPT Banks comprising such Cross-Affiliate Pair are one SPT Bank, as follows, the calculation of the amount to be determined under clause (a) above shall be the sum (which shall not be less than zero) of the aggregate Swap Bank Close-Out Amounts and the aggregate Physical Trade Bank Close-Out Amounts for both SPT Banks comprising such Cross-Affiliate Pair (as may be limited, in the case of each SPT Bank, by the “Maximum Swap Bank Close-Out Amount” and “Maximum Physical Trade Bank Close-Out Amount,” as applicable, as set forth in the initial proviso above):

SPT Bank (and its SPT Bank Affiliates, in the aggregate)	Maximum Swap Bank Close-Out Amount	Maximum Physical Trade Bank Close-Out Amount	Maximum SPT Bank Close-Out Amount
BNP Paribas	25,000,000	25,000,000	25,000,000
Fortis Capital Corp.	25,000,000	25,000,000	25,000,000
Société Générale	25,000,000	25,000,000	25,000,000
The Royal Bank of Scotland	25,000,000	25,000,000	25,000,000
NATIXIS, acting through its New York Branch	25,000,000	N/A	25,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	N/A	N/A	N/A
RZB Finance LLC	N/A	N/A	N/A
Brown Brothers Harriman & Co.	N/A	N/A	N/A

“Permitted Unilateral Overage Advance Amount” means, with respect to any Bank, as of any date of determination, an amount equal to the lesser of (a) the outstanding Unilateral Overage Advance of such Bank as of such date, and (b) the positive difference (if any) of (i) the Maximum SPT Bank Close-Out Amount for such Bank (to the extent that such Bank is a SPT Bank) or its affiliated SPT Bank (or Cross-Affiliate Pair, as the case may be, which, in the case of a Cross-Affiliate Pair, shall be determined in accordance with the last proviso of the above definition of “Permitted SPT Bank Close-Out Amount”) minus (ii) the Permitted SPT Bank Close-Out Amount for such Bank (to the extent that such Bank is a SPT Bank) or its affiliated SPT Bank (or Cross-Affiliate Pair, as the case may be, which, in the case of a Cross-Affiliate Pair shall be determined in accordance with the last proviso of the above definition of “Permitted SPT Bank Close-Out Amount”).

“Physical Trade Bank Close-Out Amount” means, with respect to any Physical Trade Bank as of any date of calculation thereof, the net amount that would be due from the Borrower, if any, upon the designation of an “early termination date” or its equivalent or a “termination event” or its equivalent with respect to all Physical Trade Contracts with a particular Physical Trade Bank under the applicable ISDA Master Agreement (or other applicable Physical Trade Contract documents), net of (a) the face amount of letters of credit naming such Physical Trade Bank as beneficiary supporting payment obligations under Physical Trade Contracts with such Physical Trade Bank and (b) the value of collateral subject to the first priority perfected Lien of the Physical Trade Bank and which is not collateral in which the Agent has a prior or equal perfected Lien under the Security Agreements or any other Loan Document, which, for the avoidance of doubt, shall include the value of all collateral pledged in favor of such Physical Trade Bank pursuant to a Cross-Affiliate Netting Lien (if any). Section 2.01(j) hereof contains certain provisions relating to the calculation of a Physical Trade Bank Close-Out Amount under a Physical Trade Contract.

“Physical Trade Obligations” means obligations referred to in clause (c) of the definition of Obligations in the Credit Agreement.

“SPT Bank Close-Out Amount” means, with respect to any SPT Bank, the sum (which shall not be less than zero) of its Swap Bank Close-Out Amount and its Physical Trade Bank Close-Out Amount.

“Sharing Event” means the occurrence of any Event of Default under Section 9.01(e) or Section 9.01(f) of the Credit Agreement or any acceleration of the Obligations referred to in clause (a) of the definition of such term under the Credit Agreement after the occurrence of any other Event of Default or the determination by the Required Banks at any time after the occurrence of any Event of Default that a Sharing Event has occurred.

“Swap Bank Close-Out Amount” means, with respect to any Swap Bank, as of any date of calculation thereof, the net amount that would be due from the Borrower, if any, upon the designation of an “early termination date” or its equivalent or a “termination event” or its equivalent with respect to all Swap Contracts with a particular Swap Bank under the applicable ISDA Master Agreement or its equivalent (e.g., long-form confirmations), net of (a) the face amount of letters of credit naming such Swap Bank as beneficiary supporting payment obligations under Swap Contracts with such Swap Bank, and (b) the value of collateral subject to the first priority perfected Lien of the Swap Bank and which is not collateral in which the Agent has a prior or equal perfected Lien under the Security Agreements or any other Loan Document, which, for the avoidance of doubt, shall include the value of all collateral pledged in favor of such Swap Bank pursuant to a Cross-Affiliate Netting Lien (if any). Section 2.01(i) hereof contains certain provisions relating to the calculation of a Swap Bank Close-Out Amount under a Swap Contract.

“Swap Obligations” means obligations referred to in clause (b) of the definition of Obligations in the Credit Agreement.

1.02 Other Interpretive Provisions.

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

(d) The term “including” is not limiting and means “including without limitation.”

(e) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”

(f) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

(g) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(h) This Agreement is the result of negotiations among and has been reviewed by counsel to each of the parties, and is the product of all parties. Accordingly, it shall not be construed against any party merely because of such party’s involvement in its preparation.

ARTICLE II

SHARING

2.01 Sharing after Sharing Event.

(a) Except as expressly provided in this Agreement, from and after the date of the occurrence of any Sharing Event, the provisions of Sections 2.01(b) through (k) hereof shall apply rather than Section 2.11(a) of the Credit Agreement:

(b) (i) Both (x) the proceeds of all Collateral included in the then most recent Borrowing Base Collateral Position Report and each subsequent Borrowing Base Collateral Position Report (and all other Collateral not included in any such report) and (y) any other Payments received by the Agent, any Bank or any SPT Bank shall be applied to payment of and/or cash collateral for (1) first, the Obligations (A) arising from the Borrowing Base Line (which, for the avoidance of doubt shall not include any Unilateral Overage Advance obligations), (B) with respect to the Permitted Unilateral Overage Advance Amounts and (C) with respect to the Permitted SPT Bank Close-Out Amounts (other than amounts arising under Swap Obligations or Physical Trade Obligations excluded from the calculation of Swap Bank Close-Out Amounts under Section 2.01(i) and Physical Trade Bank Close-Out Amounts under Section 2.01(j), respectively), and (2) second, Obligations with respect to (A) the Excess SPT Bank Close-Out Amounts, (B) the Excess Unilateral Overage Advance Amounts, and (C) Swap Obligations and Physical Trade Obligations excluded from the calculation of Swap Bank Close-Out Amounts under Section 2.01(i) and Physical Trade Bank Close-Out Amounts under Section 2.01(j), respectively, in each case under clause first above ratably in accordance with each Bank’s, Swap Bank’s and Physical Trade Bank’s Adjusted Pro Rata Share, as applicable, and in each case under clause second above ratably in accordance with the amount of such Obligations; provided that, if any such report is not correct and complete in any material respect (as determined by the Agent is its sole, good faith discretion), the Agent shall use reasonable efforts to correct any error or deficiency prior to making such application. Such proceeds and Payments applied to Obligations arising from the Borrowing Base Line, Swap Obligations and Physical Trade Obligations shall be applied in accordance with Sections 2.01(b) through (j).

(ii) If any Bank, Swap Bank or Physical Trade Bank shall obtain on account of the Loans made by it under the Borrowing Base Line or any other Obligations owed to it any Payment in excess of its Adjusted Pro Rata Share, such Bank, Swap Bank or Physical Trade Bank shall immediately (A) notify the Agent of such fact, and (B) purchase from the other Banks, Swap Banks and Physical Trade Banks such participations in the Loans made by them under the Borrowing Base Line and other Obligations owed to them as shall be necessary to cause such purchasing Bank, Swap Bank or Physical Trade Bank to share the excess payment pro rata, in accordance with the Adjusted Pro Rata Share, with each of them; provided, however, if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, Swap Bank or Physical Trade Bank, such purchase shall to that extent be rescinded and each other Bank, Swap Bank and Physical Trade Bank shall repay to the purchasing Bank, Swap Bank or Physical Trade Bank the purchase price paid to it therefor, together with an amount equal to such paying Bank’s,

Swap Bank’s or Physical Trade Bank’s ratable share (according to the proportion of (1) the amount of such paying Bank’s, Swap Bank’s or Physical Trade Bank’s required repayment to (2) the total amount so recovered from the purchasing Bank, Swap Bank or Physical Trade Bank) of any interest or other amount paid or payable by the purchasing Bank, Swap Bank or Physical Trade Bank in respect of the total amount so recovered. The Borrower agrees that any Bank, Swap Bank or Physical Trade Bank so purchasing a participation from another Bank, Swap Bank or Physical Trade Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.09 of the Credit Agreement) with respect to such participation as fully as if such Bank, Swap Bank or Physical Trade Bank were the direct creditor of the Borrower in the amount of such participation. Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks, Swap Banks and Physical Trade Banks following any such purchases or repayments.

(iii) The provisions of Sections 2.01(b)(ii) and 2.01(f) shall not apply to Payments to the Banks with respect to interest on the Loans, L/C Borrowings, Physical Trade Obligations (if any), Swap Obligations (if any) or fees payable pursuant to Sections 2.09 and 3.08 of the Credit Agreement.

(iv) For purposes of applying the provisions of Sections 2.01(b)(ii) and 2.01(f), the Adjusted Pro Rata Share shall be calculated initially as soon as practicable after the date of the Sharing Event and, thereafter, pursuant to Section 2.01(f), shall be recalculated from time to time. Such recalculations shall (A) in all cases, except the recalculation pursuant to Section 2.01(f) as of the Final Date, be made in accordance with the definition of Adjusted Pro Rata Share, but shall be made (1) as of the date of such recalculation, and (2) solely to give effect to (x) increases and decreases in any Permitted SPT Bank Close-Out Amounts as a result of fluctuations in market values and interest rates and (y) new Loans and L/C Obligations under the Borrowing Base Line arising on or after the date of the Sharing Event, to the extent such new Loans or L/C Obligations have been consented to by the Required Banks without regard to the application of Payments pursuant to Section 2.01(b)(ii) or payments made pursuant to Section 2.01(f) and (B) in the case of the final recalculation as of the Final Date, be made in accordance with the definition of Adjusted Pro Rata Share but as of the date of recalculation.

(c) After the date of the occurrence of any Sharing Event, if any SPT Bank Close-Out Amount due to any Swap Bank or any Physical Trade Bank from the Borrower shall increase or decrease as a result of changes in market values or interest rates:

(i) In the event of any such increase, nothing contained herein shall modify or impair any right of such Swap Bank to terminate its Swap Contract or such Physical Trade Bank to terminate its Physical Trade Contract or exercise any other rights or remedies available to it, and any such Swap Bank or Physical Trade Bank may also, in its sole discretion from time to time, notify the Agent of such increase, who shall promptly notify the then Approving Banks of such increase. If all Approving Banks determine in their sole discretion to approve a Loan to the Borrower for the purpose of providing cash collateral in the amount of such increase to such Swap Bank or Physical Trade Bank, then all such Approving Banks shall make such Loan in such amount which shall be disbursed to such Swap Bank or Physical Trade Bank and the Swap Bank or Physical Trade Bank shall apply the proceeds of such Loan to the cash collateralization of the obligations under the relevant Swap Contract or Physical Trade Contract; provided that (A) the payment of such funds to the Swap Bank or Physical Trade Bank for use as such cash collateral shall be deemed not to constitute a Payment hereunder, and (B) no such Loan shall, without consent of all the Approving Banks, cause the sum of the Effective Amounts of all outstanding Loans plus L/C Obligations to exceed the aggregate Uncommitted Line Portions or the Effective Amount of all outstanding Loans plus L/C Obligations to exceed the Borrowing Base Advance Cap.

(ii) Each Swap Bank or Physical Trade Bank shall, at the Agent’s request, notify the Agent not later than five (5) Business Days after the date of a Sharing Event of its SPT Bank Close-Out Amount as of the date of such Sharing Event and not later than five (5) Business Days after each month of the amount of its SPT Bank Close-Out Amount and the components thereof as of the last Business Day of the preceding month.

(d) If an Event of Default occurs, the Agent shall, if instructed by Required Banks in their sole discretion, notify any or all of the Swap Banks to terminate any or all Swap Contracts, exercise the right to draw under any letter of credit supporting payment of the Borrower’s Obligations under the Swap Contracts or realize on collateral held by such Swap Banks for such Obligations, or any combination of such rights and remedies. Each of the Swap Banks shall, on the next Business Day after receipt of such notice, or on such later Business Day as is set forth in such notice, terminate all or any of its Swap Contracts and exercise such other remedies, all as set forth in such notice, except if prohibited from doing so by applicable law or court order. The foregoing shall not limit the right of any Swap Bank to terminate any or all Swap Contracts to the extent permitted by its Swap Contracts prior to receipt of such notice.

(e) If an Event of Default occurs, the Agent shall, if instructed by Required Banks in their sole discretion, notify any or all of the Physical Trade Banks to terminate any or all Physical Trade Contracts, exercise the right to draw under any letter of credit supporting payment of the Borrower’s Obligations under the Physical Trade Contracts or realize on collateral held by such Physical Trade Banks for such Obligations, or any combination of such rights and remedies. Each of the Physical Trade Banks shall, on the next Business Day after receipt of such notice, or on such later Business Day as is set forth in such notice, terminate all or any of its Physical Trade Contracts and exercise such other remedies, all as set forth in such notice, except if prohibited from doing so by applicable law or court order. The foregoing shall not limit the right of any Physical Trade Bank to terminate any or all Physical Trade Contracts to the extent permitted by its Physical Trade Contracts prior to receipt of such notice.

(f) Each Swap Bank and Physical Trade Bank shall promptly notify the Agent, within one (1) Business Day following the Agent’s request from time to time, of the SPT Bank Close-Out Amount due to such Swap Bank or such Physical Trade Bank on a particular date. The Agent shall, upon request of any Bank, notify the Banks each week of the gross and net SPT Bank Close-Out Amount due to each Swap Bank and each Physical Trade Bank. The Agent shall, at the request of any Bank (but not more than one time each month unless the Agent consents to do so) and promptly after the date of termination of all Swap Contracts and all Physical Trade Contracts which are counted for purposes of determining SPT Bank Close-Out Amounts (the “Final Date”), recalculate the Adjusted Pro Rata Share as provided in Section 2.01(b)(iv). In the case of the recalculation as of the Final Date, only, the Agent shall notify the Banks, Swap Banks and Physical Trade Banks as to any adjustment in prior payments and distributions to them as a result of such recalculation. Each Bank, Swap Bank and Physical Trade Bank shall promptly upon receipt of such notice pay to the Agent for distribution to the other Banks, Swap Banks and Physical Trade Banks such amounts, if any, as shall be specified in each such notice. Such calculations and adjustments shall be conclusive in the absence of manifest error.

(g) [RESERVED].

(h) If, in accordance with the provisions hereof, the Agent recalculates the Adjusted Pro Rata Share more than once in any calendar month, the Borrower shall, upon the Agent’s request, immediately pay an administrative fee for the account of the Agent in an amount equal to $2,500 for each such recalculation more than once in any calendar month.

(i) In order to qualify as a Swap Bank Close-Out Amount under a Swap Contract, such Swap Contract must provide for calculation of payments due on an “early termination date” or its equivalent or upon a “termination date” or its equivalent on the basis of Market Quotations (as defined in the applicable ISDA Master Agreement) or its equivalent. If (i) any Swap Bank shall receive notice of the occurrence of a Sharing Event and thereafter shall enter into any new Swap Contract or amendment of any Swap Contract without consent of the Required Banks or (ii) any Swap Bank shall receive notice from the Required Banks following the declaration of an Event of Default to terminate any or all Swap Contracts, but fails to immediately do so, then unless otherwise agreed by the Required Banks, any increases in the Swap Bank Close-Out Amount owing to any Swap Bank resulting therefrom shall be excluded in calculating Swap Bank Close-Out Amounts.

(j) In order to qualify as a Physical Trade Bank Close-Out Amount under a Physical Trade Contract, such Physical Trade Contract must provide for calculation of payments due on an “early termination date” or its equivalent or upon a “termination date” or its equivalent on the basis of Market Quotations (as defined in the applicable ISDA Master Agreement) or its equivalent. If (i) any Physical Trade Bank shall receive notice of the occurrence of a Sharing Event and thereafter shall enter into any new Physical Trade Contract or amendment of any Physical Trade Contract without consent of the Required Banks or (ii) any Physical Trade Bank shall receive notice from the Required Banks following the declaration of an Event of Default to terminate any or all Physical Trade Contracts, but fails to immediately do so, then unless otherwise agreed by the Required Banks, any increases in the Physical Trade Bank Close-Out Amount owing to any Physical Trade Bank resulting therefrom shall be excluded in calculating Physical Trade Bank Close-Out Amounts.

(k) Each Bank, Swap Bank and Physical Trade Bank party hereto hereby acknowledges and agrees that the security interests granted in favor of the Collateral Agent for the benefit of the Secured Parties are subject in right of priority to each Cross-Affiliate Netting Lien and that proceeds of any Collateral pledged by the Borrower to a Cross-Affiliate Creditor pursuant to a Cross-Affiliate Netting Lien shall be distributed first to the applicable Cross-Affiliate Creditor with the remainder, if any, being distributed as provided in Section 2.01(b)(i) hereof.

2.02 The Election of Banks to Continue Funding. After the Conversion to Reduced Funding Banks Date, if a Sharing Event shall have occurred, the Approving Banks’ and other Banks’ Adjusted Pro Rata Share shall be adjusted on the basis of each advance and Issuance of a Letter of Credit after such date.

2.03 Swap Banks.

(a) All payments required to be made to or by any Swap Bank pursuant to the provisions of Section 2.01 hereof or pursuant to any participation purchased or sold under Section 2.01 hereof shall be paid to or by the Bank that is the Affiliate of such Swap Bank. Each such Bank irrevocably and unconditionally agrees to pay such obligations of the Swap Bank that is its Affiliate. Each of the Banks shall also cause its affiliated Swap Bank to comply with all provisions of Section 2.01 hereof.

(b) Each Swap Bank that is an Affiliate of a Bank hereby appoints the Agent as its agent for purposes of the Security Agreements; provided that, (i) no Swap Bank shall have any right, remedy or claim of any nature against the Agent, all of which are released; provided that, such release shall not affect any claim of the Bank which is an Affiliate of such Swap Bank under Section 2.03(a) hereof, and (ii) each Swap Bank shall be entitled to recover only from its Affiliate Bank any amount to which it may be entitled hereunder and under the Security Agreement.

2.04 Physical Trade Banks.

(a) All payments required to be made to or by any Physical Trade Bank pursuant to the provisions of Section 2.01 hereof or pursuant to any participation purchased or sold under Section 2.01 hereof shall be paid to or by the Bank that is the Affiliate of such Physical Trade Bank. Each such Bank irrevocably and unconditionally agrees to pay such obligations of the Physical Trade Bank that is its Affiliate. Each of the Banks shall also cause its affiliated Physical Trade Bank to comply with all provisions of Section 2.01 hereof.

(b) Each Physical Trade Bank that is an Affiliate of a Bank hereby appoints the Agent as its agent for purposes of the Security Agreements provided that (i) no Physical Trade Bank shall have any right, remedy or claim of any nature against the Agent, all of which are released, provided that such release shall not affect any claim of the Bank which is an Affiliate of such Physical Trade Bank under Section 2.04(a) hereof, and (ii) each Physical Trade Bank shall be entitled to recover only from its Affiliate Bank any amount to which it may be entitled hereunder and under the Security Agreement.

ARTICLE III

MISCELLANEOUS

3.01 Amendments and Waivers.

(a) No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by a party therefrom, shall be effective unless the same shall be in writing signed by all the parties hereto, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, any such amendment or waiver may be effected without the consent of the Borrower so long as the Borrower is not directly affected thereby.

(b) No party shall have any duty to disclose any financial or other information available to it to any other party, except as expressly provided herein.

3.02 Notices.

(a) All notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission) and mailed, faxed or delivered, to the address or facsimile number specified on the signature pages hereof; or to such other address as shall be designated by such party in a written notice to the other parties.

(b) All such notices, requests and communications shall, when transmitted by mail, overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

3.03 No Waiver; Cumulative Remedies. No failure by any party hereto to exercise and no delay by such Person in exercising any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein or therein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

3.04 Payments Set Aside. To the extent that the Borrower makes a payment to the Agent, any Bank, any Swap Bank or any Physical Trade Bank, or Agent, any Bank, any Swap Bank or any Physical Trade Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Person in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any debtor relief law or otherwise, then (a) to the extent of such recovery, the obligation or part to such Person originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank, Swap Bank and Physical Trade Bank severally agrees to pay to such Person upon demand its applicable share of any amount so recovered from or repaid by such Person which such Person had paid to such Bank, Swap Bank or Physical Trade Bank, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

3.05 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in Section 11.08 of the Credit Agreement, except that (a) Borrower may not assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of all Banks, (b) no Bank shall assign its rights or obligations hereunder except to a Bank, and (c) no Swap Bank or Physical Trade Bank shall assign its rights or obligations hereunder except to a Bank or an Affiliate of a Bank which agrees to be bound hereby pursuant to an agreement satisfactory to the Agent.

3.06 Integration. This Agreement comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control.

3.07 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

3.08 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

3.09 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of, the Agent, the Banks, the Swap Banks and the Physical Trade Banks and their permitted successors and assigns, and no other Person (including, without limitation, the Borrower) shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

3.10 Survival, etc.

(a) All covenants and agreements contained herein shall survive the execution and delivery hereof.

(b) The terms of this agreement shall survive and shall continue in full force and effect in any bankruptcy or other proceeding referred to in Section 9.01(e) and (f) of the Credit Agreement. References to the Borrower herein shall include the Borrower as a debtor and debtor in possession and any receiver or trustee appointed in any such proceeding.

(c) No party shall have any right to terminate its obligations hereunder except if (i) all Obligations to such party shall have been indefeasibly paid in full and (ii) such party releases all of its rights in and liens on the Collateral and rights hereunder.

(d) All rights, interests, agreements and obligations of the party hereto shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Loan Documents, Swap Contract, Physical Trade Contract or Obligations or validity or perfection of any liens thereunder;

(ii) except as otherwise set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Loan Document, Swap Contract, Physical Trade Contract or Obligation;

(iii) any release or subordination of any security interest in any Collateral or any other collateral, any substitution of collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of any such security interest;

(iv) any other circumstances which otherwise might constitute a defense available to, or a discharge or, the obligations under this Agreement.

3.11 Governing Law and Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE STATE COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, AGENT, EACH SWAP BANK AND EACH PHYSICAL TRADE BANK CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, AGENT, EACH BANK,

SWAP BANK AND EACH PHYSICAL TRADE BANK IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT.

3.12 Waiver of Jury Trial. THE PARTIES EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

3.13 Entire Agreement. THIS AGREEMENT EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES RELATING TO ITS SUBJECT MATTER, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

3.14 Intercreditor Agreement. Each party hereto agrees that it shall take no action to terminate its obligations under this Agreement and will otherwise be bound by and take no actions contrary to this Agreement; provided that the foregoing shall not limit or impair the right of any Bank to assign its rights and delegate its obligations arising under the Credit Agreement pursuant to Section 11.08 of the Credit Agreement.

3.15 SPT CONTRACTS. FOR THE AVOIDANCE OF DOUBT, NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS CREATING ON BEHALF OF ANY SPT BANK AN OBLIGATION OF ANY KIND TO ENTER INTO A SPT CONTRACT AT ANY TIME.

3.16 Joinder. From and after the date hereof, any entity that would qualify as a SPT Bank (as defined in the Credit Agreement) upon becoming a party to this Agreement, join this Agreement by executing an Intercreditor Agreement Addendum in the form attached hereto as Exhibit A.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FORTIS CAPITAL CORP., as Agent

By:	/s/ IRENE C. RUMMEL
Name:	Irene C. Rummel
Title:	Director

By:	/s/ CHAD CLARK
Name:	Chad Clark
Title:	Director

Address for Notices:

15455 North Dallas Parkway, Suite 1400
Addison, Texas 75001
Attention: Irene C. Rummel
Telephone: (214) 953-9313
Facsimile: (214) 969-9332

FORTIS CAPITAL CORP., as a Bank

By:	/s/ IRENE C. RUMMEL
Name:	Irene C. Rummel
Title:	Director

By:	/s/ CHAD CLARK
Name:	Chad Clark
Title:	Director

FORTIS ENERGY MARKETING & TRADING GP, as a Swap Bank and a Physical Trade Bank

By:	/s/ DAVID J. GREEN
Name:	David J. Green
Title:	Managing Director

By:	/s/ WILLIAM DAVID DURAN
Name:	William David Duran
Title:	Managing Director

Address for Notices:

1100 Louisiana Street, Suite 4900
Houston, Texas 77002
Attention: Credit Manager
Telephone: (713) 393-6800
Facsimile: (713) 890-3111

[Signature Page to Intercreditor Agreement]

BNP PARIBAS,
as a Bank and as a Swap Bank

By:	/s/ EDWARD K. CHIN
Name:	Edward K. Chin
Title:	Managing Director

By:	/s/ ANDREW STRATOS
Name:	Andrew Stratos
Title:	Vice President

Address for Notices:

787 Seventh Avenue
New York, NY 10019
Attention: Ed Chin
Phone: (212) 841-2020
Fax: (212) 841-2536

[Signature Page to Intercreditor Agreement]

SOCIÉTÉ GÉNÉRALE,
as a Bank and as a Swap Bank

By:	/s/ BARBARA PAULSEN
Name:	Barbara Paulsen
Title:	Managing Director

By:	/s/ EMMANUEL CHESNEAU
Name:	Emmanuel Chesneau
Title:	Managing Director

Address for Notices:

1221 Avenue of the Americas
New York, NY 10020
Attn: Barbara Paulsen
Phone: (212) 278-6496
Fax: (212) 278-7953

[Signature Page to Intercreditor Agreement]

NATIXIS, acting through its New York Branch,
as a Bank and Swap Bank

By:	/s/ DAVID PERSHAD
Name:	David Pershad
Title:	Managing Director

By:	/s/ JULIEN MATHIEU
Name:	Julien Mathieu
Title:	Associate Director

Address for Notices:

1251 Avenue of the Americas, 34th Floor
New York, New York 10020
Attention: David Pershad
Telephone: (212) 872-5015
Facsimile: (212) 354-9095

[Signature Page to Intercreditor Agreement]

RZB FINANCE LLC, as a Bank

By:	/s/ HERMINE KIROLOS
Name:	Hermine Kirolos
Title:	Group Vice President

By:	/s/ ASTRID WILKE
Name:	Astrid Wilke
Title:	Vice President

Address for Notices:

1133 Avenue of the Americas
New York, New York 10036
Attention: Hermine Kirolos
Telephone: (212) 845-4114
Facsimile: (212) 944-6389

[Signature Page to Intercreditor Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Bank

By:	/s/ LINDA TERRY
Name:	Linda Terry
Title:	Vice President and Manager

Address for Notices:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
New York Branch
1251 Avenue of the Americas
New York, New York 10020-1104
Attention: USCB Portfolio Management Group
Facsimile: (212) 782-4979

with a copy to:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
Houston Agency
1100 Louisiana Street,
Suite 2800
Houston, Texas 77002
Attention: Damain Sullivan
Telephone: (713) 655-3808
Facsimile: (713) 658-0116

[Signature Page to Intercreditor Agreement]

BROWN BROTHERS HARRIMAN & CO.,
as a Bank

By:	/s/ MICHAEL L. VELLUCCI
Name:	Michael L. Vellucci
Title:	Senior Vice President

Address for Notices:

140 Broadway
New York, NY 10005
Attention: Paul Feldman
Telephone: (212) 493-7732
Facsimile: (212) 493-8998

[Signature Page to Intercreditor Agreement]

THE ROYAL BANK OF SCOTLAND plc,
as a Bank

By:	/s/ MATTHEW MAIN
Name:	Matthew Main
Title:	Managing Director

By:
Name:
Title:

Address for Notices:

101 Park Avenue, 6th Floor
New York ,New York 10178
Attention: Alisa Williams
Telephone: (212) 401-3200

With copies to:

600 Travis St, Suite 6500
Houston, Texas 77002
Attention: Matthew Main
Telephone: (713) 221-2441
Facsimile: (713) 221-2430

[Signature Page to Intercreditor Agreement]

CONSENTED AND AGREED TO:

ATMOS ENERGY MARKETING, LLC

By:	/s/ C. RICHARD ALFORD
Name:	C. Richard Alford
Title:	Senior Vice President

Address for Notices:

13430 Northwest Freeway, Suite 700
Houston, TX 77040
Attention: Ronald W. Bahr
Telephone: (713) 688-7771
Facsimile: (713) 688-5124

[Signature Page to Intercreditor Agreement]

EXHIBIT A TO

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT ADDENDUM

Reference is made to the INTERCREDITOR AGREEMENT ADDENDUM, dated as of March 31, 2008 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), among FORTIS CAPITAL CORP., a Connecticut corporation, in its capacity as Collateral Agent (together with its successors and assigns in such capacity, the “Agent”) for the Banks, Swap Banks, Physical Trade Banks and each other financial institution from time to time party thereto. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are used herein as therein defined.

Upon execution and delivery of this Addendum, the undersigned shall, pursuant to Section 3.16 of the Agreement and to the extent that the undersigned otherwise qualifies as a SPT Bank under the Credit Agreement, become a SPT Bank under the Agreement effective as of the date hereof, with the maximum close out amounts set forth in Schedule 1 hereto; provided that each close-out amount listed on Schedule 1 hereto shall not be greater than the largest maximum amount listed in the applicable column of the table of close-out amounts set forth under the definition of “Permitted SPT Bank Close-Out Amounts” and if any amount on Schedule 1 hereto exceeds such amount, such amount set forth in Schedule 1 will be reduced by the required amount so that such amount matches the largest maximum amount listed in such table. The table of close-out amounts set out under the definition of “Permitted SPT Bank Close-Out Amounts” shall be updated, as of the date hereof, to reflect the new SPT Bank and its maximum close-out amounts as set forth on Schedule 1 subject to the foregoing limitations.

THIS ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the undersigned hereto has caused this Addendum to be duly executed and delivered by its proper and duly authorized officer as of this          day, of             , 200    .

[NAME OF NEW SPT BANK]

By:
Name:
Title:

SCHEDULE 1 TO

INTERCREDITOR ADDENDUM

SPT Bank (and its SPT Bank Affiliates, in the aggregate)	Maximum Swap Bank Close-Out Amount	Maximum Physical Trade Bank Close-Out Amount	Maximum SPT Bank Close-Out Amount